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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2004


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                             MOLINA HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       1-31719               13-4204626
(State of incorporation)      (Commission File Number)    (I.R.S. Employer
                                                        Identification Number)


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              One Golden Shore Drive, Long Beach, California 90802
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (562) 435-3666

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Item 7.       Financial Statements and Exhibits.

       (c)    Exhibits:

Exhibit
No.           Description

99.1 Press release of Molina Healthcare, Inc. issued August 4, 2004, as to financial results for the quarter and six months ended June 30, 2004.


Item 12.      Disclosure of Results of Operations and Financial Condition.

              On August 4, 2004, Molina Healthcare, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2004. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the websites cited in the press release is not part of this report.

              The information in this Form 8-K and the exhibit attached here to shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, except as expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MOLINA HEALTHCARE, INC.

Date: August 4, 2004             By: /s/ Mark L. Andrews
                                 -----------------------------------------------
                                 Mark L. Andrews
                                 Executive Vice President, Legal Affairs,
                                 General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit
No.           Description

99.1 Press release of Molina Healthcare, Inc. issued August 4, 2004, as to financial results for the quarter and six months ended June 30, 2004.